Exhibit 10.21

Notice of Award

SMALL BUSINESS INNOVATION RESEARCH PROG       Issue Date:    07/31/2012

Department of Health and Human Services
National Institutes of Health

NATIONAL INSTITUTE OF NEUROLOGICAL DISORDERS AND STROKE

Grant Number: 2R44NS045373-04

Principal Investigator(s):

David E Smith, PHD

Project Title: Novel Neuroprotective/Restorative Therapy for Ischemic Stroke

Smith, David Edward, PhD

Senior Research Scientist

1050 Stewart Ave

Garden City, NY 115304888

Award e-mailed to: igoldberg@angion.com

Budget Period: 08/01/2012 – 07/31/2013

Project Period: 11/01/2002 – 07/31/2013

Dear Business Official:

The National Institutes of Health hereby awards a grant in the amount of $1,194,283 (see “Award Calculation” in Section I and “Terms and Conditions” in Section III) to ANGION BIOMEDICA CORPORATION in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 42 CFR PART 52 15 USC 638 and is subject to the requirements of this statute and regulation and of other referenced, incorporated or attached terms and conditions.

Acceptance of this award including the “Terms and Conditions” is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Each publication, press release, or other document about research supported by an NIH award must include an acknowledgment of NIH award support and a disclaimer such as “Research reported in this publication was supported by the National Institute Of Neurological Disorders And Stroke of the National Institutes of Health under Award Number R44NS045373. The content is solely the responsibility of the authors and does not necessarily represent the official views of the National Institutes of Health.” Prior to issuing a press release concerning the outcome of this research, please notify the NIH awarding IC in advance to allow for coordination.

Award recipients must promote objectivity in research by establishing standards that provide a reasonable expectation that the design, conduct and reporting of research funded under NIH awards will be free from bias resulting from an Investigator’s Financial Conflict of Interest (FCOI), in accordance with 42 CFR Part 50 Subpart F. Subsequent to the compliance date of the 2011 revised FCOI regulation (i.e., on or before August 24, 2012), Awardees must be in compliance with all aspects of the 2011 revised regulation; until then, Awardees must comply with the 1995 regulation. The Institution shall submit all FCOI reports to the NIH through the eRA Commons FCOI Module. The regulation does not apply to Phase I Small Business Innovative Research (SBIR) and Small Business Technology Transfer (STTR) awards. Consult the NIH website http://grants.nih.gov/grants/policy/coi/ for a link to the regulation and additional important information.

If you have any questions about this award, please contact the individual(s) referenced in Section IV.

Sincerely yours,

James Washington

Grants Management Officer

NATIONAL INSTITUTE OF NEUROLOGICAL DISORDERS AND STROKE

1	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Additional information follows

2	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SECTION I – AWARD DATA – 2R44NS045373-04

Award Calculation (U.S. Dollars)
Salaries and Wages	$	[***]
Fringe Benefits	$	[***]
Consultant Services	$	[***]
Supplies	$	[***]
Travel Costs	$	[***]
Other Costs	$	[***]
Consortium/Contractual Cost	$	[***]

Federal Direct Costs	$	[***]
Federal F&A Costs	$	[***]
Approved Budget	$	[***]
Fee	$	[***]
Federal Share	$	[***]
TOTAL FEDERAL AWARD AMOUNT		$1,194,283

AMOUNT OF THIS ACTION (FEDERAL SHARE)		$1,194,283

SUMMARY TOTALS FOR ALL YEARS
YR	THIS AWARD	CUMULATIVE TOTALS
4	$1,194,283	$1,194,283

Fiscal Information:
CFDA Number:	93.853
EIN:	1113430072A1
Document Number:	RNS045373C
Fiscal Year:	2012

IC	CAN	2012
NS	8472434	$1,194,283

NIH Administrative Data:

PCC: FERTISTD / OC: 414B / Processed: WASHINGTOJ 07/27/2012

SECTION II – PAYMENT/HOTLINE INFORMATION – 2R44NS045373-04

For payment and HHS Office of Inspector General Hotline information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

SECTION III – TERMS AND CONDITIONS – 2R44NS045373-04

This award is based on the application submitted to, and as approved by, NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a.	The grant program legislation and program regulation cited in this Notice of Award.
b.	Conditions on activities and expenditure of funds in other statutory requirements, such as those included in appropriations acts.
c.	45 CFR Part 74 or 45 CFR Part 92 as applicable.
d.	The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.
e.	This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(See NIH Home Page at ‘http://grants.nih.gov/grants/policy/awardconditions.htm’ for certain references cited above.)

Carry over of an unobligated balance into the next budget period requires Grants Management Officer prior approval.

3	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

This award is subject to the requirements of 2 CFR Part 25 for institutions to receive a Dun & Bradstreet Universal Numbering System (DUNS) number and maintain an active registration in the Central Contractor Registration. Should a consortium/subaward be issued under this award, a DUNS requirement must be included. See http://grants.nih.gov/grants/policy/awardconditions.htm for the full NIH award term implementing this requirement and other additional information.

This award is not subject to the Transparency Act subaward and executive compensation reporting requirement of 2 CFR Part 170.

In accordance with P.L. 110-161, compliance with the NIH Public Access Policy is now mandatory. For more information, see NOT-OD-08-033 and the Public Access website: http://publicaccess.nih.gov/.

This award represents the final year of the competitive segment for this grant. Therefore, see the NIH Grants Policy Statement Section 8.6 Closeout for closeout requirements at: http://grants.nih.gov/grants/policy/#gps.

A final Federal Financial Report (FFR) (SF 425) must be submitted through the eRA Commons (Commons) within 90 days of the expiration date; see the NIH Grants Policy Statement Section 8.6.1 Financial Reports, http://grants.nih.gov/grants/policy/#gps, for additional information on this submission requirement. The final FFR must indicate the exact balance of unobligated funds and may not reflect any unliquidated obligations. There must be no discrepancies between the final FFR expenditure data and the Payment Management System’s (PMS) cash transaction data.

A Final Invention Statement and Certification form (HHS 568), (not applicable to training, construction, conference or cancer education grants) must be submitted through the eRA Commons (Commons) within 90 days of the expiration date.

Furthermore, unless an application for competitive renewal is submitted, a final progress report must also be submitted within 90 days of the expiration date. Institute/Centers may accept the progress report contained in competitive renewal (type 2) in lieu of a separate final progress report. Contact the awarding IC for IC-specific policy regarding acceptance of a progress report contained in a competitive renewal application in lieu of a separate final progress report.

NIH strongly encourages electronic submission of the final progress report and the final invention statement through the Closeout feature in the Commons. If the final progress report and final invention statement are not submitted through the Commons, a copy can be emailed or sent to the contacts listed below. Copies of the HHS 568 form may be downloaded at: http://grants.nih.gov/grants/forms.htm.

Submissions of the final progress report and HHS 568 may be e-mailed as PDF attachments to the NIH Central Closeout Center at: DeasCentralized@od.nih.gov.

Paper submissions of the final progress report and the HHS 568 may be faxed to the NIH Central Closeout Center at 301-480-2304 or mailed to the NIH Central Closeout Center at the following address:

NIH/OD/OER/DEAS

Central Closeout Center

6705 Rockledge Drive, Room 2207

Bethesda, MD 20892-7987 (for regular or U.S. Postal Service Express mail)

Bethesda, MD 20817 (for other courier/express mail delivery only)

The final progress report should include, at a minimum, a summary of progress toward the achievement of the originally stated aims, a list of significant results (positive and/or negative), a list of publications and the grant number. If human subjects were included in the research, the final progress report should also address the following:

4	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Report on the inclusion of gender and minority study subjects (using the gender and minority Inclusion Enrollment Form as provided in the PHS 2590 and available at http://grants.nih.gov/grants/forms.htm).

Where appropriate, indicate whether children were involved in the study or how the study was relevant for conditions affecting children (see NIH Grants Policy Statement Section 4.1.15.7 Inclusion of Children as Subjects in Clinical Research at URL http://grants.nih.gov/grants/policy/#gps).

Describe any data, research materials (such as cell lines, DNA probes, animal models), protocols, software, or other information resulting from the research that is available to be shared with other investigators and how it may be accessed.

Any other specific requirements set forth in the terms and conditions of the award must also be addressed in the final progress report.

Note, if this is the final year of a competitive segment due to the transfer of the grant to another institution, then not all the requirements stated above are applicable. Specifically a Final Progress Report is not required. However, a final FFR is required and should be submitted electronically as noted above. In addition, if not already submitted, the Final Invention Statement is required and should be sent directly the assigned Grants Management Specialist.

Treatment of Program Income:

Additional Costs

SECTION IV – NS Special Terms and Conditions – 2R44NS045373-04

HHS regulations on the administration of grants (45 Code of Federal Regulations Part 74.26) stipulate that commercial (for-profit) organizations are subject to the audit requirement contained in OMB Circular A-133. According to that Circular, entities that expend $500,000 or more in a year in Federal funds are required to have an audit performed for that year.

Allowable activities conducted by for-profit organizations will be determined by applying the cost principles for contracts with commercial organizations set forth in 48 CFR, FAR Subpart 31.2. However, independent research and development costs (including indirect costs allocable to them) are unallowable.

Normally, the awardee organization retains the principal worldwide patent rights to any invention developed with United States Government support. Under Title 37 Code of Federal Regulations Part 401, the government receives a royalty-free license for its use, reserves the right to require the patent holder to license others in certain circumstances, and requires that anyone exclusively licensed to sell the invention in the United States must normally manufacture it substantially in the United States.

Rights and obligations related to inventions created or reduced to practice as a result of this award are detailed in 35 U.S.C. 205 and 37 CFR Part 401. These inventions must be reported to the Extramural Invention and Technology Resources Branch, OPERA, NIH, 6701 Rockledge Drive, MSC 7750, Bethesda, MD 20892-7750, (301) 435-1986. For additional information, access the NIH link on the Interagency Edison web site (www.iedison.gov), which includes an electronic invention reporting system, reference information and the text to 37 CFR 401.

To the extent authorized by 35 U.S.C., Section 205, the government will not make public any information disclosing an NIH-sponsored invention for a 4-year period to allow the awardee organization a reasonable time to file a patent application, nor will the government release any information that is part of that patent application.

The FY 2012 appropriation allows NIH to support investments in research by funding research grants per the NIH Guide Notice: NOT-OD-12-036- http://grants.nih.gov/grants/guide/notice-files/NOT-OD-12-036.html.

The funds in this award shall not be used to pay the salary of an individual at a rate in excess of Executive Level II ($179,700 in Fiscal Year 2012) per year. See NIH Guide Notice: NOT-OD-12- 035 http://grants.nih.gov/grants/guide/notice-files/NOT-OD-12-035.html.

5	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

The fixed fee provided as part of this grant award is in addition to direct and facilities and administrative costs. The fee is to be drawn down from the DHHS Payment Management System in increments proportionate to the draw-down of costs.

Where consortia are included, they are to be established and administered as described in the NIH Grants Policy Statement (NIH GPS). The referenced section of the NIH Grants Policy Statement is available at: http://grants.nih.gov/grants/policy/nihgps_2011/index.htm.

Other documents applicable to this grant should be faxed to (301) 451-5635 or mailed to:

Grants Management Branch

National Institutes of Neurological Disorders and Stroke

6001 Executive Boulevard, Suite 3290, MSC 9537

Rockville, MD 20852 (Express Mail)

Bethesda, MD 20892-9537 (Regular Mail)

For additional information, you may access the NIH home page at http://www.nih.gov/ and the NINDS Home Page at http://www.ninds.nih.gov

STAFF CONTACTS

The Grants Management Specialist is responsible for the negotiation, award and administration of this project and for interpretation of Grants Administration policies and provisions. The Program Official is responsible for the scientific, programmatic and technical aspects of this project. These individuals work together in overall project administration. Prior approval requests (signed by an Authorized Organizational Representative) should be submitted in writing to the Grants Management Specialist. Requests may be made via e-mail.

Grants Management Specialist: Debansu Ghosh

Email: Ghoshd2@mail.nih.gov Phone: 301-496-8072

Program Official: Stephanie Fertig

Email: fertigs@ninds.nih.gov Phone: 301-451-4669

SPREADSHEET SUMMARY

GRANT NUMBER: 2R44NS045373-04

INSTITUTION: ANGION BIOMEDICA CORPORATION

Budget	Year 4
Salaries and Wages	$	[***]
Fringe Benefits	$	[***]
Consultant Services	$	[***]
Supplies	$	[***]
Travel Costs	$	[***]
Other Costs	$	[***]
Consortium/Contractual Cost	$	[***]
FEE	$	[***]
TOTAL FEDERAL DC	$	[***]
TOTAL FEDERAL F&A	$	[***]
TOTAL COST		$1,194,283

Facilities and Administrative Costs	Year 4
F&A Cost Rate 1		90%
F&A Cost Base 1	$	[***]
F&A Costs 1	$	[***]

6	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.